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                                 UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION

                            WASHINGTON, D.C.  20549

                         ______________________________


                                    FORM 8-K

                                 CURRENT REPORT



                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                        SECURITIES EXCHANGE ACT OF 1934


                               December 24, 1996
                                 Date of Report
                            (Date of earliest event
                                   reported)


                      DIGITAL SYSTEMS INTERNATIONAL, INC.
-------------------------------------------------------------------------------
             (Exact name of registrant as specified in its charter)



           Washington                0-18511                   91-1273645
 ----------------------------   --------------------        ------------------
 (State or other jurisdiction   (Commission File No.)         (IRS Employer
       of incorporation)                                    Identification No.)


                             6464 185th Avenue N.E.
                           Redmond, Washington  98052
 -------------------------------------------------------------------------------
          (Address of principal executive offices, including zip code)

                                 (206) 881-7544
 -------------------------------------------------------------------------------
              (Registrant's telephone number, including area code)


                         Exhibit Index appears on page 6
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ITEM 2.  ACQUISITION OF ASSETS

         ACQUISITION OF VIEWSTAR CORPORATION

         On December 24, 1996, Digital Systems International, Inc. ("Digital") acquired all of the outstanding stock of ViewStar Corporation, a California Corporation ("ViewStar"), pursuant to an Agreement and Plan of Merger, dated as of October 14, 1996 (the "Merger Agreement"), by and among Digital, ViewStar, and Vision Merger Corporation, a Washington corporation and a wholly owned subsidiary of Digital ("Merger Sub"). In accordance with the terms of the Merger Agreement, Merger Sub merged into ViewStar, with ViewStar as the surviving corporation (the "Merger"). Digital anticipates that the Merger will be accounted for as a pooling-of-interests and will qualify as a tax-free reorganization.

         At the time of effectiveness of the Merger on December 24, 1996 (the "Effective Time"), each issued and outstanding share of common stock, par value $.001 per share, of ViewStar (the "ViewStar Common Stock") converted into the right to receive .693 shares (the "Exchange Ratio") of common stock, par value $.01 per share, of Digital (the "Digital Common Shares"), and each issued and outstanding share of preferred stock, par value $.001 per share, of ViewStar (the "ViewStar Preferred Stock" and, together with the ViewStar Common Stock, the "ViewStar Stock") converted into a number of Digital Common Shares equal to the Exchange Ratio times the number of shares of ViewStar Common Stock into which such ViewStar Preferred Stock is convertible (based upon a conversion ratio of one share of ViewStar Common Stock for 3.5 shares of ViewStar Preferred Stock) immediately prior to the Effective Time. In addition, each option to purchase shares of ViewStar Stock that was outstanding at the Effective Time converted into an option to purchase a number of Digital Common Shares equal to the product of the Exchange Ratio and the number of shares of ViewStar Common Stock subject to such option. As a result of the Merger, the shareholders of ViewStar immediately prior to the Effective Time (the "ViewStar Shareholders") own approximately 28.6% of the outstanding Digital Common Shares (including the Holdback Shares described below and excluding Digital Common Shares owned by ViewStar Shareholders prior to the Merger) (the "Share Consideration").

         Pursuant to the Merger Agreement, for up to six months following the closing of the Merger, and subject to certain other limitations, the Share Consideration may be reduced by a number of Digital Common Shares equal in value to any losses in excess of $350,000 that may be suffered by Digital due to certain breaches by ViewStar of its representations and warranties or failure by ViewStar to perform its obligations under the Merger Agreement. Digital Common Shares representing 10% of the Share Consideration (the "Holdback Shares") have been retained by Digital in order to effect any necessary reduction in the Share Consideration.

         Digital's shareholders approved the issuance of Digital Common Shares in connection with the Merger at a special meeting held on December 20, 1996. ViewStar Shareholders approved the Merger Agreement by written consent on November 27, 1996.




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



         Pursuant to the Merger Agreement, Kamran Kheirolomoom, President and Chief Executive Officer of ViewStar, and Umang Gupta, a director of ViewStar, have been appointed to Digital's Board of Directors. Digital also has entered into employment agreements with certain of ViewStar's executive officers.

         REGISTRATION RIGHTS AGREEMENT

         Also on December 24, 1996, Digital executed a Registration Rights Agreement (the "Registration Rights Agreement") in connection with an agreement dated October 14, 1996, by and among Digital, ViewStar and certain shareholders of Digital and ViewStar (the "Shareholders Agreement") pursuant to which, among other things, such ViewStar Shareholders agreed to approve the Merger. To induce the ViewStar Shareholders which are venture capital funds (the "ViewStar Affiliates") to sign the Shareholders Agreement, Digital agreed to enter into the Registration Rights Agreement with the ViewStar Affiliates. The Registration Rights Agreement requires Digital to effect one shelf registration on a Form S-3 registration statement of the Digital Common Shares issued to such ViewStar Affiliates in connection with the Merger on demand by the ViewStar Affiliates, under specified conditions. The Registration Rights Agreement terminates on December 24, 1997.

         ITEM 5   OTHER EVENTS

         Effective January 1, 1997, Digital changed its name to Mosaix, Inc. Henceforth, Digital will conduct all of its operations, and will make all filings with the Securities and Exchange Commission, under the name Mosaix, Inc. In connection with its name change, Digital's Nasdaq stock symbol has changed from "DGTL" to "MOSX," and its web page address has changed from www.dgtl.com to www.mosaix.com.

         The Merger Agreement, Registration Rights Agreement, a joint press release issued by the parties to announce the Digital shareholders' approval of the Merger and a press release issued by Digital to announce its change of name to Mosaix, Inc. are filed as exhibits to this report and are incorporated herein by reference. The descriptions of the Merger Agreement and Registration Rights Agreement herein do not purport to be complete and are qualified in their entirety by the provisions of the Merger Agreement and Registration Rights Agreement.

         The Digital Common Shares are quoted on the Nasdaq National Market under the trading symbol "MOSX."




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ITEM 7.  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS

         (a)     Financial Statements

         Incorporated by reference to pages F-9 through F-31 of Digital's Registration Statement on Form S-4 (File No. 333-14887) filed October 25, 1996, as amended.

         (b)     Pro Forma Financial Information

         Incorporated by reference to pages 19 through 23 of Digital's Registration Statement on Form S-4 (File No. 333-14887) filed October 25, 1996.

         (c)     Exhibits

            Exhibit Number    Description
            --------------    -----------
                 2.1*         Agreement and Plan of Merger among Digital Systems International,
                              Inc., ViewStar Corporation and Vision Merger Corporation, dated as of October 14, 1996.
                 23.1         Consent of KPMG Peat Marwick LLP.
                 23.2         Consent of KPMG Peat Marwick LLP.
                 99.1         Registration Rights Agreement among Digital Systems
                              International, Inc. and certain shareholders of ViewStar
                              Corporation, dated as of December 24, 1996.
                 99.2         Press Release issued December 23, 1996.
                 99.3         Press Release issued November 26, 1996.

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*     Incorporated by reference to Digital's Registration Statement on Form
      S-4 (File No. 333-14887) filed October 25, 1996, as amended.





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         SIGNATURE Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                       DIGITAL SYSTEMS INTERNATIONAL, INC.



Dated December 30, 1996                By /s/ John J. Flavio
                                         ---------------------------------
                                         John J. Flavio, Senior Vice President
                                         and Chief Financial Officer





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                                 EXHIBIT INDEX

        Exhibit Number       Description                                                               Page
        --------------       -----------                                                               ----
            2.1*             Agreement and Plan of Merger among Digital Systems International,
                             Inc., ViewStar Corporation and Vision Merger Corporation, dated as of October 14, 1996.
            23.1             Consent of KPMG Peat Marwick LLP.
            23.2             Consent of KPMG Peat Marwick LLP.
            99.1             Registration Rights Agreement among Digital Systems
                             International, Inc. and certain shareholders of ViewStar
                             Corporation, dated as of December 24, 1996.
            99.2             Press Release issued December 23, 1996.
            99.3             Press Release issued November 26, 1996.

--------------
* Incorporated by reference to Digital's Registration Statement on Form S-4 (File No. 333-14887) filed October 25, 1996, as amended.





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